UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CUTERA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CUTERA, INC.
3240 BAYSHORE BLVD.
BRISBANE, CA 94005
ATTN: CORPORATE SECRETARY

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CUTR2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20124-Z85598 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CUTERA, INC.

The Board of Directors of Cutera, Inc. recommends a vote "FOR" the following proposals:

1. Election of Directors

NOMINEES:	**For**	**Against**	**Abstain**
1a. Sheila A. Hopkins	☐	☐	☐
1b. Juliane T. Park	☐	☐	☐
1c. Janet D. Widmann	☐	☐	☐
1d. Taylor Harris	☐	☐	☐
1e. Kevin Cameron	☐	☐	☐
1f. Nicholas Lewin	☐	☐	☐
1g. Keith Sullivan	☐	☐	☐

The Board of Directors of Cutera, Inc. recommends a vote "FOR" the following proposals:	**For**	**Against**	**Abstain**
2. Ratification of BDO USA, LLP as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.	☐	☐	☐
3. Non-binding advisory vote on the compensation of Named Executive Officers.	☐	☐	☐

The Board of Directors of Cutera, Inc. recommends you vote "1 Year" on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. Non-binding advisory vote on the "Say-on-Pay-Frequency" proposal regarding the frequency of stockholder advisory votes on the compensation of Named Executive Officers.	☐	☐	☐	☐

The Board of Directors of Cutera, Inc. recommends a vote "FOR" the following proposal:	**For**	**Against**	**Abstain**
5. Approval of the amendment and restatement of our 2019 Equity Incentive Plan to increase the total shares available for issuance under the 2019 Equity Incentive Plan by 1,300,000 shares.	☐	☐	☐

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V20125-Z85598 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CUTERA, INC. 2023 ANNUAL MEETING OF STOCKHOLDERS The undersigned stockholder of Cutera, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement each dated June 21, 2023 and hereby appoints Sheila A. Hopkins (our Interim Chief Executive Officer) and Janet D. Widmann (our Chairperson of the Board), each as proxy and attorney-in-fact, with full power of substitution and re-substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2023 Annual Meeting of Cutera, Inc. to be held on July 13, 2023 at 9:00 a.m., Pacific Time, virtually, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth reverse side. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023; (3) FOR THE APPROVAL BY NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS; (4) EVERY 1 YEAR FOR THE NON-BINDING ADVISORY VOTE ON THE “SAY-ON-PAY-FREQUENCY” PROPOSAL REGARDING THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS; (5) FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2019 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2019 EQUITY INCENTIVE PLAN BY 1,300,000 SHARES; AND (6) AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY BE BROUGHT PROPERLY BEFORE THE ANNUAL MEETING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES. (Continued and to be signed on the reverse side)